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                                                                    Exhibit 23.2

                       [LETTERHEAD OF KPMG PEAT MARWICK]

                             ACCOUNTANTS' CONSENT


The Board of Directors
True North Communications Inc.:



     We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" of the Prospectus.


                                       /s/ KPMG Peat Marwick LLP
                                       ____________________________________
                                       KPMG Peat Marwick LLP

Omaha, Nebraska
March 3, 1999